Exhibit 99.1

American Rebel Holdings to Present at the Emerging Growth Conference on March 30

American Rebel Holdings invites Individual and Institutional Investors as well as Advisors and Analysts, to attend its Real-Time, Interactive Presentation at the Emerging Growth Conference

Nashville, TN, March 28, 2022 (GLOBE NEWSWIRE) — American Rebel Holdings, Inc. (NASDAQ: AREB) (NASDAQ: AREBW) – America’s Patriotic Brand (the “Company”) is pleased to announce that it has been invited to present at the Emerging Growth Conference on March 30, 2022.

The next Emerging Growth Conference is presenting on March 30, 2022. This live, interactive online event will give existing shareholders and the investment community the opportunity to interact with the Company’s CEO Andy Ross in real time.

Mr. Ross will make a presentation and may subsequently open the floor for questions. Please ask your questions during the event and Mr. Ross will do his best to get through as many of them as possible.

American Rebel will be presenting at 12:30 PM Eastern time for 30 minutes.

Please register here: https://goto.webcasts.com/starthere.jsp?ei=1535033&tp_key=5bf6ba331d&sti=areb to ensure you are able to attend the conference and receive any updates that are released.

If attendees are not able to join the event live on the day of the conference, an archived webcast will also be made available on EmergingGrowth.com and we will also release a link to that after the event.

About the Emerging Growth Conference

The Emerging Growth conference is an effective way for public companies to present and communicate their new products, services and other major announcements to the investment community from the convenience of their office, in a time efficient manner.

The Conference focus and coverage includes companies in a wide range of growth sectors, with strong management teams, innovative products & services, focused strategy, execution, and the overall potential for long term growth. Its audience includes potentially tens of thousands of Individual and Institutional investors, as well as Investment advisors and analysts.

All sessions will be conducted through video webcasts and will take place in the Eastern time zone.

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About American Rebel Holdings, Inc.

American Rebel operates primarily as a designer and marketer of branded safes and personal security and self-defense products. The Company also designs and produces branded apparel and accessories. To learn more, visit www.americanrebel.com. For investor information, visit www.americanrebel.com/investor-relations.

Cautionary Note Regarding Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. American Rebel Holdings, Inc., (NASDAQ:AREB)(NASDAQ:AREBW) (the “Company,” “American Rebel,” “we,” “our” or “us”) desires to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and is including this cautionary statement in connection with this safe harbor legislation. The words “forecasts” “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements primarily on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include our current reliance on a sole manufacturer and supplier for the production of our safes, our manufacturing partner’s ability to meet production demands, our ability to expand our sales organization to address existing and new markets that we intend to target, our ability to effectively compete in a competitive industry, and the Risk Factors contained within our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2020. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by law.

Company Contact:

Charles A. Ross, Jr.

CEO

American Rebel Holdings, Inc.

info@americanrebel.com

SOURCE: American Rebel Holdings, Inc.

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